Open Lending Board of Directors Authorizes $75 Million Share Repurchase Program

AUSTIN, TX, November 17, 2022 – Open Lending Corporation (NASDAQ: LPRO) (“Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, today announced that its board of directors has authorized a repurchase program of up to $75 million of the Company’s outstanding common stock, through November 17, 2023 (the “Repurchase Program”).

“The Board’s decision to approve this share repurchase program reflects the confidence in our business model, free cash flow profile, strength of our balance sheet, and the attractive levels to acquire our common stock,” said Keith Jezek, CEO of Open Lending. “We will continue to invest in our go-to-market sales strategy and research and development technology to expedite capturing more of the large and growing total addressable market ahead of us and to continually explore strategic and opportunistic ways to grow our business. We believe that this share repurchase program is an efficient use of capital and demonstrates our commitment to deploying capital to drive long-term value for our shareholders, employees and business partners.”

Repurchases may be made at management’s discretion from time to time on the open market. The Repurchase Program may be suspended for periods, amended, or discontinued at any time.

About Open Lending
Open Lending (NASDAQ: LPRO) provides loan analytics, risk-based pricing, risk modeling and default insurance to auto lenders throughout the United States. For over 20 years, we have been empowering financial institutions to create profitable auto loan portfolios by saying “yes” to more automotive loans. For more information, please visit www.openlending.com.

Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the impact of the global COVID-19 pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive loans, as well as future financial performance. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the continuing effects of the COVID-19 pandemic on consumer behavior; applicable taxes, inflation, supply chain disruptions including global hostilities and responses thereto, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination with Nebula Acquisition Corporation (“Business Combination”); and other risks discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and our subsequently filed Quarterly Reports on Form 10-Q. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact information:
Investor Inquiries:
openlending@icrinc.com